Exhibit 99.1

Mandiant Reports Financial Results for Second Quarter 2022

RESTON, Va. – August 2, 2022 – Mandiant, Inc. (NASDAQ: MNDT) today announced financial results for the second quarter ended June 30, 2022. Unless otherwise noted, all 2021 results in this release, including the financial tables and reconciliations, reflect only continuing operations.
Second Quarter 2022 Financial Highlights
•Revenue of $138 million, an increase of 21 percent from the second quarter of 2021
•Annualized recurring revenue of $306 million, an increase of 25 percent from the end of the second quarter of 20211
•Deferred revenue of $408 million, an increase of 37 percent from the end of the second quarter of 2021
•GAAP operating margin of negative 63 percent, compared to GAAP operating margin of negative 74 percent in the second quarter of 2021
•Non-GAAP operating margin of negative 20 percent, compared to non-GAAP operating margin of negative 26 percent in the second quarter of 20212
•GAAP net loss per basic share attributable to common stockholders of 41 cents, compared to GAAP net loss per basic share attributable to common stockholders of 44 cents in the second quarter of 2021
•Non-GAAP net loss per basic share attributable to common stockholders of 13 cents, compared to non-GAAP net loss basic share attributable to common stockholders of 14 cents in the second quarter of 20212
1 Annualized recurring revenue is defined as the annualized run-rate of active term licenses, subscriptions, and support contracts at the end of a reporting period.
2 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”
Business Outlook and Conference Call
Given the announcement made on March 8, 2022, regarding the company’s entry into a definitive agreement to be acquired by Google LLC, Mandiant will not be providing financial guidance for the third quarter of 2022 or updated financial guidance for the full-year 2022. The company’s previously issued full-year 2022 financial guidance should no longer be relied upon.
Due to the pending transaction with Google LLC, Mandiant will not host a conference call in conjunction with this release. For further detail and discussion of the company’s financial performance, please refer to Mandiant's upcoming quarterly report on Form 10-Q for the second quarter ended June 30, 2022.
Non-GAAP Financial Measures
In this release, Mandiant has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures used by other companies. The company uses these non-GAAP financial measures internally in analyzing its financial results and believes the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends, and in comparing the company's financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial information prepared in accordance with GAAP and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. A reconciliation of the company's non-GAAP financial measures to their most directly comparable GAAP financial measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP gross margin. Mandiant defines non-GAAP gross margin as total gross profit excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, and, as applicable, other special or non-recurring items, divided by total revenue.
Non-GAAP operating income (loss) and non-GAAP operating margin. Mandiant defines non-GAAP operating income (loss) as operating income (loss) excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, transformation and transition expense, restructuring charges, and other special or non-recurring items. Mandiant defines non-GAAP operating margin as non-GAAP operating income (loss) divided by total revenue.
Non-GAAP net loss attributable to common stockholders. Mandiant defines non-GAAP net loss attributable to common stockholders as net loss excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, transformation and transition expense, restructuring charges, non-GAAP adjustments for discontinued operations, non-cash interest expense related to the company’s convertible senior notes, discrete tax provision (benefit), dividends on Series A convertible preferred stock, accretion of Series A convertible preferred stock, and other special or non-recurring items.
Non-GAAP net loss per basic share attributable to common stockholders. Mandiant defines non-GAAP net loss per basic share attributable to common stockholders as non-GAAP net loss attributable to common stockholders divided by weighted average basic shares outstanding, which excludes stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes and Series A convertible preferred shares that are anti-dilutive.
Non-GAAP net loss attributable to common stockholders and non-GAAP net loss per basic share attributable to common stockholders in the second quarter 2022 excluded stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, transformation and transition expense, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, and dividends on Series A convertible preferred stock. Weighted average basic shares outstanding used to calculate non-GAAP net loss per basic share attributable to common stockholders excluded stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes and Series A convertible preferred shares that were anti-dilutive.
Non-GAAP net loss attributable to common stockholders and non-GAAP net loss per basic share attributable to common stockholders in the second quarter 2021 excluded stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, restructuring charges, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, dividends on Series A convertible preferred stock, transformation and transition expenses, and non-GAAP adjustments for discontinued operations. Weighted average basic shares outstanding used to calculate non-GAAP net loss per basic share attributable to common stockholders excluded stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes that were anti-dilutive.
Mandiant considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition related expenses, restructuring charges, transformation and transition expense, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, adjustment to provision from income taxes, dividends on Series A convertible preferred stock, accretion of Series A convertible preferred stock, non-GAAP adjustments for discontinued operations and other non-recurring and discrete items so that management and investors can compare the company's core business operating results over multiple periods.

There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. First, these non-GAAP financial measures exclude stock-based compensation expense. Stock-based compensation is an important part of Mandiant employees' overall compensation and has been, and will continue to be for the foreseeable future, a significant recurring expense in the company's business. Second, the components of the costs that Mandiant excludes in its calculation of these non-GAAP financial measures, including not only stock-based compensation, but also amortization of stock-based compensation expense capitalized in software development costs, non-recurring or non-operating items such as amortization of intangible assets, acquisition related expenses, restructuring charges, non-cash interest expense related to the company’s convertible senior notes, and dividends on Series A convertible preferred stock, may differ from the components excluded by peer companies when they report their non-GAAP results of operations. Mandiant compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP financial measures and evaluating non-GAAP financial measures together with their nearest GAAP equivalents.
About Mandiant, Inc.
Since 2004, Mandiant® has been a trusted partner to security-conscious organizations. Effective security is based on the right combination of expertise, intelligence, and adaptive technology, and the Mandiant Advantage SaaS platform scales decades of frontline experience and industry-leading threat intelligence to deliver a range of dynamic cyber defense solutions. Mandiant’s approach helps organizations develop more effective and efficient cyber security programs and instills confidence in their readiness to defend against and respond to cyber threats.
© 2022 Mandiant, Inc. All rights reserved. Mandiant is a registered trademark of Mandiant, Inc. in the United States and other countries. All other brands, products, or service names are or may be trademarks or service marks of their respective owners.

Contacts:
Media Inquiries:
Media.Relations@mandiant.com
Investor Inquiries:
Investor.Relations@mandiant.com
Source: Mandiant

Mandiant, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$562,212	$1,154,458
Short-term investments	1,074,826	1,039,339
Accounts receivable, net	113,535	146,460
Prepaid expenses and other current assets	58,980	73,079
Total current assets	1,809,553	2,413,336
Property and equipment, net	56,000	46,329
Operating lease right-of-use assets, net	27,227	25,768
Goodwill	1,060,023	1,060,023
Intangible assets, net	62,224	79,511
Deposits and other long-term assets	24,225	26,220
Total Assets	$3,039,252	$3,651,187

Liabilities, Convertible preferred stock and Stockholders' equity
Current Liabilities:
Accounts payable	$29,362	$32,585
Operating lease liabilities, current	14,733	13,306
Accrued and other current liabilities	80,881	105,886
Accrued compensation	49,696	71,660
Convertible senior notes, current, net	—	451,030
Deferred revenue, current	318,969	307,611
Total current liabilities	493,641	982,078
Convertible senior notes, non-current, net	626,735	556,240
Deferred revenue, non-current	88,944	102,717
Operating lease liabilities, non-current	51,476	52,132
Other long-term liabilities	7,557	7,376
Total liabilities	1,268,353	1,700,543
Commitments and contingencies:
Series A convertible preferred stock	428,894	419,404
Stockholders' equity:
Common stock	23	23
Additional paid-in capital	3,238,180	3,511,444
Treasury stock	—	(80,000)
Accumulated other comprehensive income	(17,946)	(2,172)
Accumulated deficit	(1,878,252)	(1,898,055)
Total stockholders’ equity	1,342,005	1,531,240
Total Liabilities, Convertible preferred stock and Stockholders' equity	$3,039,252	$3,651,187

Mandiant, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Platform, cloud subscription and managed services	$62,056	$51,936	$119,685	$107,935
Professional services	75,864	61,974	148,379	120,663
Total revenue	137,920	113,910	268,064	228,598
Cost of revenue: (1)(2)
Platform, cloud subscription and managed services	29,704	28,243	59,825	54,856
Professional services	45,806	35,282	87,887	67,754
Total cost of revenue	75,510	63,525	147,712	122,610
Total gross profit	62,410	50,385	120,352	105,988
Operating expenses:
Research and development (1)(3)(10)	44,394	40,930	88,855	82,835
Sales and marketing (1)(2)	71,153	63,018	140,562	124,231
General and administrative (1)(4)(10)	34,428	29,020	66,841	54,371
Restructuring charges (5)	—	1,927	1,040	1,927
Total operating expenses	149,975	134,895	297,298	263,364
Operating loss	(87,565)	(84,510)	(176,946)	(157,376)
Other expense, net (6)	(2,351)	(13,868)	(4,195)	(26,277)
Loss before income taxes from continuing operations before income taxes	(89,916)	(98,378)	(181,141)	(183,653)
Provision for income taxes (7)	575	763	1,364	1,943
Loss from continuing operations	(90,491)	(99,141)	(182,505)	(185,596)
Net income from discontinued operations, net of income taxes (11)	—	34,445	—	70,254
Net loss	$(90,491)	$(64,696)	$(182,505)	$(115,342)
Dividend on series A convertible preferred stock (8)	(4,772)	(4,563)	(9,490)	(9,075)
Accretion of series A convertible preferred stock (9)	—	—	—	(82)
Net income (loss) attributable to common stockholders	$(95,263)	$(69,259)	$(191,995)	$(124,499)
Net income (loss) per share attributable to common stockholders, basic and diluted:
Continuing operations	$(0.41)	$(0.44)	$(0.83)	$(0.83)
Discontinued operations	—	0.15	—	0.30
Net loss per share attributable to common stockholders, basic and diluted	$(0.41)	$(0.29)	$(0.83)	$(0.53)
Weighted average shares used in computing net income (loss) per share, basic and diluted	233,218	237,279	231,909	236,016

Mandiant, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss from continuing operations	$(182,505)	$(185,596)
Adjustments to reconcile net loss from continuing operations to net cash used in continuing operating activities:
Depreciation and amortization	33,859	46,648
Stock-based compensation	80,012	72,143
Non-cash interest expense related to convertible senior notes	2,007	22,907
Deferred income taxes	61	(114)
Loss (gain) on disposal of property and equipment	(44)	113
Other	239	(63)
Changes in operating assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	32,806	17,445
Prepaid expenses and other assets	16,150	6,374
Accounts payable	9,546	4,211
Accrued liabilities	(24,498)	(1,540)
Accrued compensation	(21,964)	(14,231)
Deferred revenue	(2,415)	13,072
Other long-term liabilities	(5,128)	(4,915)
Net cash used in operating activities - continuing operations	(61,874)	(23,546)
Net cash provided by operating activities - discontinued operations	—	67,851
Net cash provided by (used in) operating activities	(61,874)	44,305
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment and demonstration units	(16,196)	(13,378)
Purchases of short-term investments	(569,715)	(512,642)
Proceeds from maturities of short-term investments	514,681	264,160
Business acquisitions, net of cash acquired	—	50
FireEye Products business sale transaction costs	(1,057)	—
Lease deposits	785	674
Net cash used in investing activities - continuing operations	(71,502)	(261,136)
Net cash used in investing activities - discontinued operations	—	(10,107)
Net cash used in investing activities	(71,502)	(271,243)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of convertible senior notes	(451,691)	—
Settlement of share repurchases	(11,483)	(68,334)
Series A convertible preferred stock issuance costs	—	(82)
Payment related to shares withheld for taxes	(7,336)	(9,725)
Proceeds from employee stock purchase plan	9,981	12,335
Proceeds from exercise of equity awards	1,659	3,600
Net cash used in financing activities	(458,870)	(62,206)
Net change in cash and cash equivalents	(592,246)	(289,144)
Cash and cash equivalents, beginning of period	1,154,458	673,234
Cash and cash equivalents, end of period	$562,212	$384,090

Mandiant, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP operating loss	$(87,565)	$(84,510)	$(176,946)	$(157,376)
Stock-based compensation expense (1)	41,702	38,742	80,012	72,143
Amortization of stock-based compensation capitalized in software development costs (3)	725	459	1,393	993
Amortization of intangible assets (2)	8,594	10,998	17,287	22,108
Transformation and transition expense (10)	8,594	3,190	14,702	3,190
Acquisition related expenses (4)	500	—	1,000	—
Restructuring charges (5)	—	1,927	1,040	1,927
Non-GAAP operating income (loss)	$(27,450)	$(29,194)	$(61,512)	$(57,015)

GAAP gross margin	45%	44%	45%	46%
Stock-based compensation expense (1)	9%	9%	8%	8%
Amortization of intangible assets (2)	5%	6%	5%	6%
Non-GAAP gross margin	59%	59%	58%	60%

GAAP operating margin	(63)%	(74)%	(66)%	(69)%
Stock-based compensation expense (1)	30%	33%	30%	32%
Amortization of stock-based compensation capitalized in software development costs (3)	1%	—%	1%	—%
Amortization of intangible assets (2)	6%	10%	6%	10%
Transformation and transition expense (10)	6%	3%	5%	1%
Acquisition related expenses (4)	—%	—%	—%	—%
Restructuring charges (5)	—%	2%	—%	1%
Non-GAAP operating margin	(20)%	(26)%	(24)%	(25)%

GAAP net loss attributable to common stockholders	$(95,263)	$(69,259)	$(191,995)	$(124,499)
Continuing operations:
Stock-based compensation expense (1)	41,702	38,742	80,012	72,143
Amortization of stock-based compensation capitalized in software development costs (3)	725	459	1,393	993
Amortization of intangible assets (2)	8,594	10,998	17,287	22,108
Acquisition related expenses (4)	500	—	1,000	—
Restructuring charges (5)	—	1,927	1,040	1,927
Non-cash interest expense related to convertible senior notes (6)	933	11,523	2,007	22,907
Adjustment to provision from income taxes (7)	—	—	—	200
Dividend on series A convertible preferred stock (8)	4,772	4,563	9,490	9,075
Accretion of series A convertible preferred stock (9)	—	—	—	82
Transformation and transition expense (10)	8,594	3,190	14,702	3,190
Discontinued operations:
Non-GAAP adjustments for discontinued operations (11)	—	19,980	—	36,279
Non-GAAP net income (loss) attributable to common stockholders	$(29,443)	$22,123	$(65,064)	$44,405

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.41)	$(0.29)	$(0.83)	$(0.53)
Continuing operations:
Stock-based compensation expense (1)	0.18	0.16	0.35	0.32
Amortization of stock-based compensation capitalized in software development costs (3)	—	—	0.01	—
Amortization of intangible assets (2)	0.04	0.05	0.07	0.09
Acquisition related expenses (4)	—	—	—	—
Restructuring charges (5)	—	0.01	—	0.01
Non-cash interest expense related to convertible senior notes (6)	—	0.05	0.01	0.10
Adjustment to provision from income taxes (7)	—	—	—	—
Dividend on series A convertible preferred stock (8)	0.02	0.02	0.04	0.04
Accretion of series A convertible preferred stock (9)	—	—	—	—
Transformation and transition expense (10)	0.04	0.01	0.06	0.01
Discontinued operations:
Non-GAAP adjustments for discontinued operations (11)	—	0.08	—	0.15
Non-GAAP net income (loss) per share attributable to common stockholders, basic and diluted	$(0.13)	$0.09	$(0.29)	$0.19
Weighted average shares used in per share calculation for GAAP, basic and diluted	233,218	237,279	231,909	236,016
GAAP net cash provided by (used in) operating activities	$(38,539)	$(7,974)	$(61,874)	$(23,546)
Non-GAAP net cash provided by (used in) operating activities	$(38,539)	$(7,974)	$(61,874)	$(23,546)
Purchase of property and equipment and demonstration units	(7,194)	(7,751)	(16,196)	(13,378)
Free cash flow	$(45,733)	$(15,725)	$(78,070)	$(36,924)

(1) Includes stock-based compensation expense as follows:
Cost of platform, cloud subscription and managed services revenue	$4,006	$3,487	$7,622	$6,301
Cost of professional services revenue	7,842	6,135	15,181	11,321
Research and development expense	9,520	9,320	18,714	17,743
Sales and marketing expense	11,158	11,539	21,789	21,429
General and administrative expense	9,176	8,261	16,706	15,349
Total stock-based compensation expense	$41,702	$38,742	$80,012	$72,143

(2) Includes amortization of intangible assets as follows:
Cost of platform, cloud subscription and managed services revenue	$6,665	$7,025	$13,429	$14,137
Sales and marketing expense	1,929	3,973	3,858	7,971
Total amortization of intangible assets	$8,594	$10,998	$17,287	$22,108

(3) Includes amortization of stock-based compensation capitalized in software development costs as follows:
Research and development expense	725	459	1,393	993
Total amortization of stock-based compensation capitalized in software development costs	$725	$459	$1,393	$993

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
(4) Includes acquisition related expenses as follows:
General and administrative expense	$500	$—	$1,000	$—

(5) Includes restructuring charges as follows:
Restructuring charges	$—	$1,927	$1,040	$1,927

(6) Includes non-cash interest expense related to convertible senior notes as follows:
Other income, net	$933	$11,523	$2,007	$22,907

(7) Includes income tax effect of non-GAAP adjustments as follows:
Adjustment to provision (benefit) from income taxes	$—	$—	$—	$200

(8) Dividend on series A convertible preferred stock	$4,772	$4,563	$9,490	$9,075

(9) Accretion of series A convertible preferred stock	$—	$—	$—	$82

(10) Includes transformation and transition expense as follows:
Research and development expense	$1,498	$—	$2,170	$—
General and administrative expense	7,096	3,190	$12,532	$3,190
Total transformation and transition expense	$8,594	$3,190	$14,702	$3,190

(11) Includes non-GAAP adjustments for discontinued operations as follows:
Stock-based compensation expense	$—	$13,486	$—	$25,851
Amortization of intangibles	—	485	—	1,221
Amortization of stock-based compensation capitalized in software development costs	—	543	—	1,081
Divestiture related costs	—	5,466	—	8,126
	$—	$19,980	$—	$36,279

Mandiant, Inc.
SUMMARY OF CONTINUING OPERATIONS, DISCONTINUED OPERATIONS, AND COMBINED OPERATIONS
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30, 2021
	Continuing	Discontinued	Combined
Revenue	$113,910	$134,045	$247,955
Cost of revenue	63,525	28,001	91,526
Total gross profit	50,385	106,044	156,429

Research and development	40,930	28,665	69,595
Sales and marketing	63,018	36,886	99,904
General and administrative	29,020	5,466	34,486
Restructuring charges	1,927	—	1,927
GAAP operating income (loss)	(84,510)	35,027	(49,483)
Non-GAAP adjustments	55,316	19,980	75,296
Non-GAAP operating income (loss)	$(29,194)	$55,007	$25,813

Other income and expense, provision for income tax & dividends on series A convertible preferred stock	$(19,194)	$(582)	$(19,776)
Net loss attributable to common stockholders	$(103,704)	$34,445	$(69,259)

GAAP operating margin	(74)%	26%	(20)%
Non-GAAP adjustments related to operating income (loss)	48%	15%	30%
Non-GAAP operating margin	(26)%	41%	10%

Non-GAAP Adjustments:
Stock-based compensation expense	$38,742	$13,486	$52,228
Amortization of intangible assets	10,998	485	11,483
Amortization of stock-based compensation capitalized in software development costs	459	543	1,002
Restructuring charges	1,927	—	1,927
Divestiture related costs	—	5,466	5,466
Transformation and transition expense	3,190	—	3,190
Non-GAAP adjustments related to operating income (loss)	$55,316	$19,980	$75,296

Non-cash interest expense related to convertible senior notes	$11,523	$—	$11,523
Dividend on series A convertible preferred stock	4,563	—	4,563
Non-GAAP adjustments below operating income (loss)	$16,086	$—	$16,086
Total non-GAAP adjustments	$71,402	$19,980	$91,382

GAAP net income (loss) per share attributable to common stockholders, basic	$(0.44)	$0.15	$(0.29)
Non-GAAP net income (loss) per share attributable to common stockholders, basic	$(0.14)	$0.23	$0.09
Weighted average shares used in per share calculation for non-GAAP, basic	237,279	237,279	237,279

	Three Months Ended June 30,
	2022	2021
Loss from continuing operations	$(90,491)	$(99,141)
Dividend on series A convertible preferred stock	(4,772)	(4,563)
Net loss attributable to common stockholders	(95,263)	(103,704)
Total Non-GAAP Adjustments	65,820	71,402
Non-GAAP net loss attributable to common stockholders,	(29,443)	(32,302)
Net loss per share attributable to common stockholders, basic and diluted	$(0.41)	$(0.44)
Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.14)
Weighted average shares used in per share calculation for GAAP, basic and diluted	233,218	237,279
Weighted average shares used in per share calculation for Non-GAAP, basic and diluted	233,218	237,279

Mandiant, Inc.
RECONCILIATION OF NON-GAAP BILLINGS TO REVENUE
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$137,920	$113,910	$268,064	$228,598
Add: deferred revenue, end of period	407,913	297,326	407,913	297,326
Less: deferred revenue, beginning of period	(399,989)	(280,291)	(410,328)	(284,253)
Billings (non-GAAP)	$145,844	$130,945	$265,649	$241,671

Mandiant, Inc.
BILLINGS BREAKOUT
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Platform, cloud subscription and managed services billings	$66,835	$60,996	$117,048	$113,332
Professional services billings	79,009	69,949	148,601	128,339
Billings (non-GAAP)	$145,844	$130,945	$265,649	$241,671